UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)

August 12, 2008

____________________________

KODIAK ENERGY, INC.
(Exact name of registrant as specified in charter)

DELAWARE
(State or other Jurisdiction of Incorporation or Organization)

333-38558	734 7th Avenue S.W. Calgary, AB T2P 3P8 Canada	65-0967706
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(403) 262-8044
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01  Other Events

The Company announced that on August 12, 2008 it received formal approval from the British Columbia Oil & Gas Commission (“OGC”) of its application for an extension to test the Muskwa shale gas potential on its British Columbia (“B.C.”) leases in Canada.

Kodiak and partners are immediately moving forward with the planned work program to be executed during the 2008/09 winter season.  The well drilled in January 2008 will be stimulated using a staged vertical fracture and then flow tested to evaluate its post fracture deliverability.

The pipeline tie-in was previously scoped out.  Based on a successful well stimulation, Kodiak believes the well can be tied in for production by the end of the 2008/09 winter work season. This test and development program could be one of the first Horn River Basin projects in this area to be put on commercial production and would begin to validate the overall reserves in the area.

Based on the success of this work program and the overall timing, Kodiak and partners will review the balance of the work program to determine what portions of the second phase can be advanced. The second phase program consists of a horizontal leg off one of the previously drilled vertical wells.  This is coupled with a staged fracture program and flow test to evaluate the post fracture deliverability with a tie in.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable

(b)	Pro forma financial information.
Not applicable

(c)	Exhibits.
99.1 Press Release dated August 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK ENERGY, INC.
(Registrant)

Date: August 18, 2008	By:	/s/ William S. Tighe William S. Tighe Chief Executive Officer & President